AMENDED AND RESTATED GUARANTEE AGREEMENT

THIS AMENDED AND RESTATED GUARANTEE AGREEMENT (this "Agreement"), dated as of December 21, 2001, is made among MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation ("Borrower"), each of the subsidiaries listed on Schedule I hereto (each such subsidiary, individually, a "Subsidiary" or a "Guarantor" and, collectively, the "Subsidiaries" or the "Guarantors") and CITICORP USA, INC. as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Amended and Restated Security Agreement). Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Reimbursement Agreement.

W I T N E S S E T H:

WHEREAS, the Guarantors and the Collateral Agent are parties to that certain guarantee agreement, dated as of November 13, 2001, pursuant to which the Guarantors agreed to guarantee the Borrower's obligations under a revolving credit agreement, dated as of November 13, 2001, among the Borrower, the lenders party thereto, and Citicorp USA, Inc., as administrative agent and collateral agent.

WHEREAS, the Borrower, contemporaneously herewith, is entering into the Revolving Credit Agreement, dated as of December 21, 2001(as such agreement may be further amended, restated, modified or supplemented at any time and from time to time hereafter, the "Revolving Credit Agreement"), with the lenders party thereto (the "Lenders") and Citicorp USA, Inc. as administrative agent (in such capacity, the "Administrative Agent"), pursuant to which the Lenders will provide the Borrower with a revolving credit facility in an initial aggregate amount not to exceed U.S. $150,000,000;

WHEREAS, contemporaneously herewith, the TPG Guarantor is entering into the TPG Guaranty, the TCW Guarantors are entering into the TCW Guaranty and the GEI Guarantors are entering into the GEI Guaranty (together with the TPG Guaranty and the TCW Guaranty, the "Guaranty") each dated as of December 21, 2001 with the Administrative Agent, pursuant to which the Fund Guarantors will guarantee the obligations of the Borrower under the Revolving Credit Agreement;

WHEREAS, the Borrower is, contemporaneously herewith, entering into a Reimbursement Agreement, dated as of December 21, 2001 (as such agreement may be further amended, restated, modified or supplemented at any time and from time to time hereafter, the "Reimbursement Agreement"), with the Fund Guarantors and the Collateral Agent, pursuant to which the Borrower agrees to reimburse the Fund Guarantors for any and all payments made by the Fund Guarantors under the Guaranty;

WHEREAS, to induce the Fund Guarantors to enter into the Guaranty, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, (a) each of the Guarantors agrees to grant to the Collateral Agent, for the ratable benefit of the Secured Parties, the Security Interests (as defined in the Amended and Restated Security Agreement) in the Collateral to secure the obligations of the Borrower under the Reimbursement Agreement, and (b) each of the Guarantors agrees to guarantee the obligations of the Borrower under the Reimbursement Agreement;

WHEREAS, each of the Subsidiaries is a direct or indirect subsidiary of the Borrower and acknowledges that it will derive substantial benefit from the making of the Guaranty by the Fund Guarantors; and

WHEREAS, the obligations of the Fund Guarantors under the Guaranty are conditioned on, among other things, the execution and delivery by the Guarantors of an Amended and Restated Guarantee Agreement in the form hereof;

NOW, THEREFORE, in consideration of the benefits accruing to the Borrower and the Guarantors, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) all Guarantee Amounts (as defined in the Reimbursement Agreement) and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) thereon, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Reimbursement Parties to the Secured Parties under the Reimbursement Agreement and the other Reimbursement Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Reimbursement Parties under or pursuant to the Reimbursement Agreement and the other Reimbursement Documents, (c) unless otherwise agreed to in writing by the applicable Fund Guarantor thereto, the due and punctual payment and performance of all obligations of the Borrower or any other Reimbursement Party, monetary or otherwise, under each Hedging Agreement entered into with a counterparty that was a Fund Guarantor (or an Affiliate of a Fund Guarantor) at the time such Hedging Agreement was entered into and (d) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to the Administrative Agent or any of its Affiliates and arising from treasury, depositary and cash management services in connection with any automated clearing house transfers of funds (all the monetary and other obligations referred to in the preceding clauses (a) through (d) being collectively called the "Reimbursement Obligations"). Each Guarantor further agrees that the Reimbursement Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Reimbursement Obligation. Each Guarantor agrees to pay, in addition to the amounts stated above, any and all expenses (including reasonable counsel fees and expenses) incurred by the Secured Parties in enforcing any rights under this Agreement.

SECTION 2.  Reimbursement Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Reimbursement Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any Guarantor under the provisions of the Reimbursement Agreement, any other Reimbursement Document or otherwise; (b) any recision, waiver (except the effect of any waiver obtained pursuant to Section 12(b), amendment or modification of, or any release from any terms or provisions of any other Reimbursement Document, any other Guarantee or any other agreement, including with respect to any other Guarantor under this Agreement, (c) the failure to perfect any security interest in, or release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party, or (d) any change in ownership of the Borrower.

SECTION 3.  Security. Each of the Guarantors authorizes the Collateral Agent and each of the other Secured Parties to (a) take and hold security for the payment of this Guarantee and the Reimbursement Obligations as set forth in the Amended and Restated Security Agreement, and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other Guarantors or other obligors.

SECTION 4.  Guarantee of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Reimbursement Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other Person.

SECTION 5.  No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Reimbursement Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Reimbursement Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Reimbursement Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Reimbursement Agreement, any other Reimbursement Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Reimbursement Obligations, or the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Reimbursement Obligations).

SECTION 6.  Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Reimbursement Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of the Reimbursement Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Reimbursement Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to them against the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Reimbursement Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor or guarantor, as the case may be, or any security.

SECTION 7.  Agreement to Pay. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Reimbursement Party to pay any Reimbursement Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Reimbursement Obligations. Upon payment by any Guarantor of any sums to the Collateral Agent or any Secured Party as provided above, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Reimbursement Obligations. If any amount shall erroneously be paid to any Guarantor on account of such subrogation, contribution, reimbursement, indemnity or similar right, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Reimbursement Obligations, whether matured or unmatured, in accordance with the terms of the Reimbursement Documents.

SECTION 8.  Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Reimbursement Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

SECTION 9.  Representations and Warranties. Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Reimbursement Agreement and other Reimbursement Documents are true and correct in all material respects.

SECTION 10.  Termination. The Guarantees made hereunder (a) shall terminate when all the Reimbursement Obligations have been indefeasibly paid in full and the Fund Guarantors have no further obligation under the Guaranty, and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Reimbursement Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

SECTION 11.  Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). In the event that a Guarantor ceases to be a Subsidiary pursuant to a transaction permitted under the Reimbursement Documents, such Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 12.  Intercreditor Agreement. Notwithstanding anything to the contrary contained in this Agreement, all rights, obligations and remedies of the Collateral Agent set forth in this Agreement and shall be subject to the provisions set forth in the Intercreditor Agreement.

SECTION 13. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Reimbursement Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

(b)  Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Collateral Agent, subject to any consent required in accordance with Section 8.09 of the Reimbursement Agreement.

SECTION 14.  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 15.  Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.03 of the Reimbursement Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its address or telecopy number set forth in Schedule I, with a copy to the Borrower.

SECTION 16.  Survival of Agreement; Severability. (a)  All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Reimbursement Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making of the Guaranty by the Fund Guarantors regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Reimbursement or any other fee or amount payable under this Agreement or any other Reimbursement Document is outstanding and unpaid and as long as the Guaranty has not been terminated.

(b)  In the event any one or more of the provisions contained in this Agreement or in any other Reimbursement Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 17.  Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 18.  Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Reimbursement Agreement shall be applicable to this Agreement.

SECTION 19.  Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Reimbursement Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Reimbursement Documents against any Guarantor or its properties in the courts of any jurisdiction.

(b)  Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Reimbursement Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 20.  WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER REIMBURSEMENT DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER REIMBURSEMENT DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.

SECTION 21. Limitation on Guaranteed Amounts. Anything contained in this Agreement to the contrary notwithstanding, the obligation of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all liabilities of such Guarantor, contingent or otherwise, that would be taken into account in determining whether the incurrence of the obligation would constitute a fraudulent conveyance under the Fraudulent Transfer Laws and after giving effect, both in determining such Guarantor's probable debt hereunder and in determining its assets, to the existence of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (a) applicable law or (b) any agreement, including the Indemnity, Subrogation and Contribution Agreement.

SECTION 22.  Additional Guarantors. Pursuant to Section 5.10 of the Reimbursement Agreement, each Subsidiary Reimbursement Party that was not in existence or not a Subsidiary Reimbursement Party on the date of the Reimbursement Agreement is required to enter into this Agreement as a Guarantor upon becoming a Subsidiary Reimbursement Party. Upon execution and delivery after the date hereof by the Collateral Agent and such a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

SECTION 23. Successor Guarantors. Any Person may merge with any Guarantor in a transaction in which the surviving entity is a Subsidiary of the Borrower; provided that if the surviving entity is not the Guarantor, the surviving entity must be a corporation, partnership or limited liability company organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and such surviving entity must expressly assume, by execution of appropriate Reimbursement Documents (or counterparts or supplements thereto), executed and delivered to the Collateral Agent (in form reasonably satisfactory to the Collateral Agent, as applicable) all the obligations of such Guarantor under this Amended and Restated Guarantee Agreement and the other applicable Reimbursement Documents; and further provided that prior to the consummation of such transaction, the Borrower must provide the Collateral Agent with an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer complies with the Reimbursement Documents.

SECTION 24.  Right of Setoff. If an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor then existing under this Agreement and the other Reimbursement Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Reimbursement Document. The rights of each Secured Party under this Section 24 are in addition to other rights and remedies (including any other rights of setoff) which such Secured Party may have.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

MEMC ELECTRONIC MATERIALS, INC.
By: /s/ James M. Stolze Name: James M. Stolze Title: Executive Vice President, Chief Financial Officer
By: /s/ Kenneth L. Young Name: Kenneth L. Young Title: Treasurer
EACH OF THE OTHER SUBSIDIARIES LISTED ON SCHEDULE I HERETO,
By: /s/ Kenneth L. Young Name: Kenneth L. Young, in is capacity as Treasurer for each of the other Subsidiaries listed on Schedule I hereto
CITICORP USA, INC., as Collateral Agent
By: /s/ Edward T. Crook Name: Edward T. Crook Title: Managing Director and Vice President

Schedule I to the
Amended and Restated
Guarantee Agreement

GUARANTORS

Annex 1 to the
Amended and Restated
Guarantee Agreement

SUPPLEMENT NO. [ ] dated as of [ ], to the Amended and Restated Guarantee Agreement dated as of December 21, 2001, among MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation ("Borrower"), each of the subsidiaries listed on Schedule I thereto (each such subsidiary, individually, a "Subsidiary" or a "Guarantor" and, collectively, the "Subsidiaries" or "Guarantors") and CITICORP USA, INC., as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Amended and Restated Security Agreement).

A. Reference is made to the Reimbursement Agreement dated as of December 21, 2001 (as amended, supplemented or otherwise modified from time to time, the "Reimbursement Agreement"), among the Borrower, the Fund Guarantors and CITICORP USA, INC. as collateral agent (in such capacity, the "Collateral Agent").

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Amended and Restated Guarantee Agreement and the Reimbursement Agreement.

C. The Guarantors have entered into the Amended and Restated Guarantee Agreement in order to induce the Fund Guarantors to guarantee the obligation of the Borrower under the Revolving Credit Agreement. Pursuant to Section 5.10 of the Reimbursement Agreement, each Subsidiary Reimbursement Party that was not in existence or not a Subsidiary Reimbursement Party on the date of the Reimbursement Agreement is required to enter into the Amended and Restated Guarantee Agreement as a Guarantor upon becoming a Subsidiary Reimbursement Party. Section 22 of the Amended and Restated Guarantee Agreement provides that additional Subsidiaries may become Guarantors under the Amended and Restated Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Reimbursement Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Fund Guarantors to make additional guarantees and as consideration for guarantees previously made.

Accordingly, the Collateral Agent and the New Guarantor agree as follows:

SECTION 1. In accordance with Section 22 of the Amended and Restated Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Amended and Restated Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Amended and Restated Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof except to the extent a representation and warranty expressly relates solely to a specific date in which case such representation and warranty shall be true and correct on such date. Each reference to a "Guarantor" in the Amended and Restated Guarantee Agreement shall be deemed to include the New Guarantor. The Amended and Restated Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Amended and Restated Guarantee Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Amended and Restated Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Amended and Restated Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Amended and Restated Guarantee Agreement as of the day and year first above written.

[NAME OF NEW GUARANTOR],
By
Name:
Title:
Address:
CITICORP USA, INC., as Collateral Agent,
By: /s/ Edward T. Crook
Name: Edward T. Crook
Title: Managing Director and Vice President